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                                                                 EXHIBIT 10.21.1

                                                                       EXHIBIT G

                      FORM OF REGISTRATION RIGHTS AGREEMENT

            REGISTRATION RIGHTS AGREEMENT, dated as of December __, 2004 (this "Agreement"), by and between Ashford Hospitality Trust, Inc., a Maryland corporation (the "Company"), and Security Capital Preferred Growth Incorporated, a Maryland corporation (the "Investor").

            WHEREAS, pursuant to that certain Series B Cumulative Convertible Redeemable Preferred Stock Purchase Agreement, dated as of December 23, 2004 (the "Purchase Agreement"), by and among the Company, Ashford Hospitality Limited Partnership, a Delaware limited partnership, and the Investor, the Investor has agreed to acquire up to [_________] shares of Series B-1 Cumulative Convertible Redeemable Preferred Stock, par value $.01 per share, of the Company (the "Series B-1 Preferred Stock"), all of which may be converted into the Company's common stock, par value $0.01 per share (the "Common Stock"), pursuant to the terms of the Series B-1 Preferred Stock, and up to [_________] shares of Series B-2 Cumulative Convertible Redeemable Preferred Stock, par value $.01 per share, of the Company (the "Series B-2 Preferred Stock", and together with the Series B-1 Preferred Stock, the "Preferred Stock"); and

            WHEREAS, in connection with the Purchase Agreement, the Company has agreed to register for sale by the Investor and certain transferees, (i) the shares of Preferred Stock and (ii) shares of Common Stock received upon conversion of Series B-1 Preferred Stock (collectively, the "Registrable Shares"); and

            WHEREAS, the parties hereto desire to enter into this Agreement to evidence the foregoing agreement of the Company and the mutual covenants of the parties relating thereto.

            NOW, THEREFORE, in consideration of the foregoing and the covenants of the parties set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, subject to the terms and conditions set forth herein, the parties hereby agree as follows:

            Section 1. Certain Definitions. In this Agreement the following terms shall have the following respective meanings:

            "Accredited Investor" shall have the meaning set forth in Rule 501 of the General Rules and Regulations promulgated under the Securities Act.

            "Affiliate" shall mean, when used with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the Person specified.

            "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

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            "Common Stock" shall have the meaning ascribed to it in the recitals to this Agreement.

            "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the relevant time.

            "Holders" shall mean (i) the Investor and (ii) each Person holding Registrable Shares (which term, for purposes of this definition shall include Common Stock that may be issued upon conversion of outstanding Preferred Stock) as a result of a transfer or assignment to that Person of Registrable Shares other than pursuant to an effective registration statement or Rule 144 under the Securities Act.

            "Indemnified Party" shall have the meaning ascribed to it in Section 6(c) of this Agreement.

            "Indemnifying Party" shall have the meaning ascribed to it in
Section 6(c) of this Agreement.

            "Person" shall mean an individual, corporation, partnership, limited liability company, estate, trust, association, private foundation, joint stock company or other entity.

            "Piggyback Notice" shall have the meaning ascribed to it in Section 3(a) of this Agreement.

            "Piggyback Registration" shall have the meaning ascribed to it in
Section 3(a) of this Agreement.

            "Preferred Stock" shall have the meaning ascribed to it in the recitals to this Agreement.

            The terms "Register," "Registered" and "Registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act providing for the sale by the Holders of Registrable Shares in accordance with the method or methods of distribution designated by the Holders, and the declaration or ordering of the effectiveness of such registration statement by the Commission.

            "Registrable Shares" shall have the meaning ascribed to it in the recitals to this Agreement, except that as to any particular Registrable Shares, once issued such securities shall cease to be Registrable Shares when (a) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (b) such securities shall have been sold in accordance with Rule 144 (or any successor provision) under the Securities Act, or (c) such securities have been otherwise transferred in a transaction that would constitute a sale thereof under the Securities Act, the Company has delivered a new certificate or other evidence of ownership for such securities not bearing a Securities Act restricted stock legend and such shares may be resold without restriction under the Securities Act.

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            "Registration Expenses" shall mean all out-of-pocket expenses
(excluding Selling Expenses) incurred by the Company in complying with Sections 2, 3 and 4 hereof, including, without limitation, the following: (a) all registration, filing and listing fees; (b) fees and expenses of compliance with federal and state securities or real estate syndication laws (including, without limitation, reasonable fees and disbursements of counsel in connection with state securities and real estate syndication qualifications of the Registrable Shares under the laws of such jurisdictions as the Holders may reasonably designate); (c) printing (including, without limitation, expenses of printing or engraving certificates for the Registrable Shares in a form eligible for deposit with The Depository Trust Company and otherwise meeting the requirements of any securities exchange on which they are listed and of printing registration statements and prospectuses), messenger, telephone, shipping and delivery expenses; (d) fees and disbursements of counsel for the Company; (e) fees and disbursements of all independent public accountants of the Company (including without limitation the expenses of any annual or special audit and "cold comfort" letters required by the managing underwriter); (f) Securities Act liability insurance if the Company so desires; (g) fees and expenses of other Persons reasonably necessary in connection with the registration, including any experts, retained by the Company; (h) fees and expenses incurred in connection with the listing of the Registrable Shares on each securities exchange on which securities of the same class or series are then listed; and (i) fees and expenses associated with any filing with the National Association of Securities Dealers, Inc. required to be made in connection with the registration statement.

            "Registration Request" shall have the meaning ascribed to it in
Section 2(a) of this Agreement.

            "Rule 144" shall mean Rule 144 promulgated by the Commission under the Securities Act.

            "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the relevant time.

            "Selling Expenses" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to any sale of Registrable Shares.

            "Series B-1 Preferred Stock" shall have the meaning ascribed to it in the recitals to this Agreement.

            "Series B-2 Preferred Stock" shall have the meaning ascribed to it in the recitals to this Agreement.

            "Suspension Right" shall have the meaning ascribed to it in Section 2(a) of this Agreement.

            Section 2. Demand Registration.

                  Upon receipt of a written request (a "Registration Request") from Holders holding at least 10% of the aggregate of the number of Registrable Shares then outstanding, which shall specify the number of Registrable Shares to be registered and the intended method of

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distribution, the Company shall (i) promptly give notice of the Registration
Request to all non-requesting Holders and (ii) prepare and file with the Commission, within 30 days after its receipt of such Registration Request a registration statement for the purpose of effecting a Registration of the sale of all Registrable Shares by the requesting Holders and any other Holder who requests to have his Registrable Shares included in such registration statement within 10 days after receipt of notice by such Holder of the Registration Request; provided however, that such Holders may make such a request only with respect to $20,000,000 or more of issued and outstanding Registrable Shares (or such lesser amount, if any, equal to the full amount of any unregistered Registrable Securities issued and outstanding which are in an aggregate amount of less than $20,000,000 following the last date on which a closing is possible under the Purchase Agreement). Each such request shall specify the number of Registrable Shares to be registered and the intended method of distribution thereof. The Company shall use its best efforts to cause the applicable registration statement to be declared effective as soon as practicable (including, without limitation, the execution of an undertaking to file post-effective amendments and appropriate qualifications under applicable state securities and real estate syndication laws); and shall keep such Registration continuously effective until the date on which all Registrable Shares covered by such registration statement are no longer Registrable Shares.

                  Notwithstanding the foregoing, the Company shall have the right (the "Suspension Right") to defer such filing (or suspend sales under any filed registration statement or defer the updating of any filed registration statement and suspend sales thereunder) until the reason for such deferral or suspension no longer exists, but in no event for a continuous period of more than 30 days or an aggregate of more than 90 days in any twelve-month period, if the Company shall furnish to the Holders a certificate signed by an executive officer or any director of the Company stating that, in the good faith judgment of the Company, it would materially interfere with any material financing, acquisition, corporation reorganization, merger, or other transaction involving the Company or any of its subsidiaries or would otherwise be detrimental to the Company and its shareholders to file such registration statement or amendment or supplement thereto at such time (or continue sales under a filed registration statement) and therefore the Company has elected to defer the filing of such registration statement (or suspend sales under a filed registration statement).

            Section 3. Piggyback Registrations.

                  (a) Until the date on which all Registrable Shares are no longer Registrable Shares, if the Company proposes to register any of its securities under the Securities Act (other than pursuant to (i) a registration statement filed pursuant to Rule 415 under the Securities Act, (ii) a registration on Form S-4 or any successor form, (iii) an offering of securities in connection with an employee benefit, share dividend, share ownership or dividend reinvestment plan, (iv) any registration statement filed by the Company relating to the offering of Common Stock for its own account as a result of the exercise of the exchange rights set forth in Section 7.4 of the Partnership Agreement (as defined in the Purchase Agreement), or (v) any registration statement filed in connection with a demand registration other than pursuant to
Section 2 of this Agreement; provided, however, that the exceptions in clauses
(iv) and (v) shall not apply if underwritten offerings are proposed to be made under such registration statements) and the registration form to be used may be used for the registration of Registrable Shares, the Company will give prompt written notice to all Holders of Registrable Shares of its intention to

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effect such a registration (each a "Piggyback Notice") and, subject to subparagraphs 3(b) and (c) below, the Company will include in such registration all Registrable Shares with respect to which the Company has received written requests for inclusion therein within ten business days after the date of sending the Piggyback Notice (a "Piggyback Registration"), unless, if the Piggyback Registration is an underwritten offering, the managing underwriters advise the Company in writing that in their opinion, the inclusion of Registrable Shares would materially adversely interfere with such offering, materially adversely affect the Company's securities in the public markets, or otherwise materially adversely affect the Company. Notwithstanding the foregoing, if the Registration pursuant to Section 2 is then in effect, the Company shall have no obligation to effect the registration of Registrable Shares under this Section 3 unless the securities proposed to be registered by the Company are to be disposed of in an underwritten public offering. Nothing herein shall affect the right of the Company to withdraw any such registration in its sole discretion.

                  (b) If a Piggyback Registration is a primary registration on behalf of the Company and, if the Piggyback Registration is an underwritten offering, and the managing underwriters advise the Company in writing that in their opinion, the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner within a price range acceptable to the Company, the Company will include in such registration (i) first, the securities the Company proposes to sell and (ii) second, the Registrable Shares requested to be included in such Registration and any other securities requested to be included in such registration, pro rata among the holders of Registrable Shares requesting such registration and the holders of such other securities on the basis of the number of Shares requested for inclusion in such registration by each such holder.

                  (c) If a Piggyback Registration is a secondary registration on behalf of holders of the Company's securities other than the Holders of Registrable Shares, and, if the Piggyback Registration is an underwritten offering, the managing underwriters advise the Company in writing that in their opinion, the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the Holders initially requesting such registration, the Company will include in such registration the securities requested to be included therein by the holders requesting such registration and the Registrable Shares requested to be included in such registration, pro rata among the holders of securities requesting such registration on the basis of the number of Shares requested for inclusion in such registration by each such holder.

            Section 4. Registration Procedures.

                  (a) The Company shall promptly notify the Holders and, if requested by the Holders, confirm in writing, the occurrence of the following events:

                        (i) when any registration statement relating to the Registrable Shares or post-effective amendment or supplement thereto has been filed with the Commission and has become effective;

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                        (ii) the issuance by the Commission of any stop order
      suspending the effectiveness of any registration statement relating to the Registrable Shares;

                        (iii) the suspension of an effective registration statement by the Company in accordance with the last paragraph of Section 2(a) hereof;

                        (iv) the Company's receipt of any notification of the suspension of the qualification of any Registrable Shares covered by a registration statement for sale in any jurisdiction; and

                        (v) the existence of any event, fact or circumstance that results in a registration statement or prospectus relating to Registrable Shares or any document incorporated therein by reference containing an untrue statement of material fact or omitting to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

            The Company agrees to use its best efforts to obtain the withdrawal of any order suspending the effectiveness of any such registration statement or any state qualification as promptly as possible. The Company also agrees to prepare and file with the Commission such amendments and supplements to such registration statement as may be necessary and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Shares covered by such registration statement in accordance with the Holders' intended method of disposition set forth in the registration statement for such period. The Investor agrees by acquisition of the Registrable Shares that upon receipt of any notice from the Company of the occurrence of any event of the type described in Section 4(a)(ii), (iii), (iv) or (v) to immediately discontinue its disposition of Registrable Shares pursuant to any registration statement relating to such securities until the Investor's receipt of written notice from the Company that such disposition may be made and, in the case of clauses (iii) and (v) of Section 4(a), copies of the supplemented or amended prospectus. At the written request of the Company, each Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, in such Holder's possession of the prospectus covering such Registrable Securities at the time of receipt of such notice.

                  (b) The Company shall provide to the Holders, prior to the filing thereof with the Commission, copies of the registration statement relating to the Registrable Securities and any amendments or supplements thereto, which documents shall be subject to the approval of the Holders only with respect to any statements which relate to the Holders or their intended method of disposition.

                  (c) The Company shall provide to the Holders, at no cost to the Holders, a copy of the registration statement and any amendment thereto used to effect the Registration of the Registrable Shares, each prospectus contained in such registration statement or post-effective amendment and any amendment or supplement thereto and such other documents as the requesting Holders may reasonably request in order to facilitate the disposition of the Registrable Shares covered by such registration statement. The Company consents to the use of each such prospectus and any supplement thereto by the Holders in connection with the

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offering and sale of the Registrable Shares covered by such registration statement or any amendment thereto. The Company shall also file a sufficient number of copies of the prospectus and any post-effective amendment or supplement thereto with the New York Stock Exchange, Inc. (or, if the Common Stock is no longer listed thereon, with such other securities exchange or market on which the Common Stock is then listed) so as to enable the Holders to have the benefits of the prospectus delivery provisions of Rule 153 under the Securities Act.

                  (d) The Company agrees to use its best efforts to cause the Registrable Shares covered by a registration statement to be registered with or approved by such state securities authorities as may be necessary to enable the Holders to consummate the disposition of such shares pursuant to the plan of distribution set forth in the registration statement; provided, however, that the Company shall not be obligated to take any action to effect any such Registration, qualification or compliance pursuant to this Section 4 in any particular jurisdiction in which the Company would be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this clause (d), (ii) subject itself to taxation in any such jurisdiction or (iii) execute a general consent to service of process in effecting such Registration, qualification or compliance unless the Company is already subject to service in such jurisdiction.

                  (e) Subject to the Company's Suspension Right, if any event, fact or circumstance requiring an amendment to a registration statement relating to the Registrable Shares or supplement to a prospectus relating to the Registrable Shares shall exist, immediately upon becoming aware thereof the Company agrees to notify the Holders and prepare and furnish to the Holders a post-effective amendment to the registration statement or supplement to the prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Shares, the prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

                  (f) The Company agrees to use its best efforts (including the payment of any listing fees) to obtain the listing of all Registrable Shares covered by the registration statement on each securities exchange on which securities of the same class or series are then listed and to provide a transfer agent and registrar for all Registrable Shares.

                  (g) The Company agrees to use its best efforts to comply with the Securities Act and the Exchange Act, and, as soon as reasonably practicable following the end of any fiscal year during which a registration statement effecting a Registration of the Registrable Shares shall have been effective, to make available to its security holders an earnings statement satisfying the provisions of Section 11(a) of the Securities Act.

                  (h) The Company agrees to cooperate with the selling Holders to facilitate the timely preparation and delivery of certificates representing Registrable Shares to be sold pursuant to a Registration and not bearing any Securities Act legend; and enable certificates for such Registrable Shares to be issued for such numbers of shares and registered in such names as the Holders may reasonably request at least two business days prior to any sale of Registrable Shares.

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                  (i) In the case of an underwritten Piggyback Registration, the
Company will have the right to select the investment banker(s) and manager(s) to administer the offering, and no Person may participate in any such underwritten registration unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting agreements approved by the Persons entitled to approve such arrangements (including, without limitation, agreeing not to effect any sale or distribution of the issue being registered or a similar security of the Company, or any security convertible into or exchangeable or exercisable for such securities, if and to the extent requested in writing by the managing underwriter or underwriters, as the case may be, provided that the terms of such request is no more onerous to such Person than to any other Person selling under such Registration) and (b) completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting agreements. If requested by the underwriters for any underwritten offerings by Holders, under a registration requested pursuant to
Section 2(a), the Company will enter into a customary underwriting agreement with such underwriters for such offering, to contain such representations and warranties by the Company and such other terms as are customarily contained in agreements of that type. The Holders shall be a party to such underwriting agreement and may, at their option, require that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of Holders. The Holders shall not be required to make any representations or warranties to or agreement with the Company or the underwriters other than representations, warranties or agreements regarding the Holders and the Holders' intended method of distribution and any other representation or warranties required by law.

                  (j) In an underwritten public offering, the Company shall furnish on the date that Registrable Shares are delivered to the underwriters for sale pursuant to such registration: (a) an opinion in form satisfactory to the Holders and (b) a "cold comfort" letter of the type normally given in underwritten offerings.

                  (k) The Company shall give the Holders of Registrable Shares on whose behalf such Registrable Shares are to be so registered and their underwriters, if any, and their respective counsel and accountants, such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of such Holders and such underwriters or their respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act. Records which the Company determines in good faith, to be confidential and which it notifies the Holders are confidential shall not be disclosed by the Holders unless (i) the disclosure of such records is necessary to avoid or correct a misstatement or omission in a registration statement or (ii) the release of such records is ordered pursuant to a subpeona or other order from a court of competent jurisdiction. Each Holder of such Registrable Securities agrees that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any market transactions in securities of the Company unless and until such is made generally available to the public. Each Holder of such Registrable Securities further agrees that it will, upon learning that disclosure of such records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of the records deemed confidential.

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                  (l) Each Holder acknowledges that by asserting or
participating in its registration rights pursuant to this Agreement, such Person may become a Selling Holder and thereby will be deemed a party to this Agreement and will be bound by each of its terms.

            Section 5. Expenses of Registration. The Company shall pay all Registration Expenses incurred in connection with the registration, qualification or compliance pursuant to Sections 2, 3 and 4 hereof. All Selling Expenses incurred in connection with the sale of Registrable Shares by any of the Holders shall be borne by the Holder selling such Registrable Shares. Each Holder shall pay the expenses of its own counsel.

            Section 6. Indemnification.

                  (a) The Company will indemnify each Holder, each Holder's officers and directors, and each person controlling such Holder within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages and liabilities (including reasonable legal expenses), arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement or prospectus relating to the Registrable Shares, or any amendment or supplement thereto, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company shall reimburse such Holder and each Holder's officers and directors, and each person controlling such Holder within the meaning of Section 15 of the Securities Act for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such claim, loss, damage or liability, provided, however, that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with information furnished in writing to the Company by such Holder or underwriter for inclusion therein; provided further, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement of any material fact contained in any such registration statement, preliminary prospectus, final prospectus or summary prospectus contained therein or any omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made not misleading in a prospectus or prospectus supplement, if
(i) such untrue statement or omission is completely corrected in an amendment or supplement to such prospectus or prospectus supplement, the seller of the Registrable Shares has an obligation under the Securities Act to deliver a prospectus or prospectus supplement in connection with such sale of Registrable Shares and the seller of Registrable Shares thereafter fails to deliver such prospectus or prospectus supplement as so amended or supplemented prior to or concurrently with the sale of Registrable Shares to the person asserting such loss, claim, damage or liability after the Company has furnished such seller with a sufficient number of copies of the same or (ii) if the seller received written notice from the Company of the existence of such an untrue statement or such an omission and the seller continued to dispose of Registrable Shares following receipt of such written notice but prior to the time of the receipt of either (a) an amended or supplemented prospectus or prospectus supplement that completely corrected the untrue statement or the omission or (b) a notice from the Company that the use of the existing prospectus or prospectus supplement may be resumed.

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                  (b) Each Holder will indemnify the Company, each of its
directors and each of its officers who signs the registration statement, each underwriter, if any, of the Company's securities covered by such registration statement, and each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (including reasonable legal fees and expenses) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement or prospectus, or any amendment or supplement thereto, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement or prospectus, in reliance upon and in conformity with information furnished in writing to the Company by such Holder for inclusion therein.

                  (c) Each party entitled to indemnification under this Section 6 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, but the omission to so notify the Indemnifying Party shall not relieve it from any liability which it may have to the Indemnified Party pursuant to the provisions of this Section 6 except to the extent of the actual damages suffered by such delay in notification. The Indemnifying Party shall assume the defense of such action, including the employment of counsel to be chosen by the Indemnifying Party (which counsel shall be reasonably satisfactory to the Indemnified Party), and payment of expenses. The Indemnified Party shall have the right to employ its own counsel in any such case, but the legal fees and expenses of such counsel shall be at the expense of the Indemnified Party, unless the employment of such counsel shall have been authorized in writing by the Indemnifying Party in connection with the defense of such action, or the Indemnifying Party shall not have employed counsel to take charge of the defense of such action or the Indemnified Party shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to the Indemnifying Party (in which case the Indemnifying Party shall not have the right to direct the defense of such action on behalf of the Indemnified Party), in any of which events such fees and expenses shall be borne by the Indemnifying Party. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

                  (d) If the indemnification provided for in this Section 6 is unavailable to a party that would have been an Indemnified Party under this
Section 6 in respect of any expenses, claims, losses, damages and liabilities referred to herein, then each party that would have been an Indemnifying Party hereunder shall, in lieu of indemnifying such Indemnified Party, contribute to the amount paid or payable by such Indemnified Party as a result of such expenses, claims, losses, damages and liabilities in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and such Indemnified Party on the other in connection with the statement or omission which resulted in such expenses, claims, losses, damages and liabilities, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue

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statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or such Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and each Holder agree that it would not be just and equitable if contribution pursuant to this Section were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 6(d).

                  (e) No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  (f) In no event shall any Holder be liable for any expenses, claims, losses, damages or liabilities pursuant to this Section 6 in excess of the net proceeds to such Holder of any Registrable Shares sold by such Holder.

            Section 7. Information to be Furnished by Holders. Each Holder shall furnish to the Company such information as the Company may reasonably request and as shall be required in connection with the Registration and related proceedings referred to in Section 2 or Section 3 hereof. If any Holder fails to provide the Company with such information within 10 days of receipt of the Company's written request, the Company's obligations under Section 2 or Section 3 hereof, as applicable, with respect to such Holder or the Registrable Shares owned by such Holder shall be suspended until such Holder provides such information.

            Section 8. Undertaking to Participate in Underwriting. If the Holders of Registrable Shares shall propose to sell Registrable Shares in an underwritten public offering, the Company shall make available members of the management of the Company and its affiliates for reasonable assistance in selling efforts relating to such offering, to the extent customary for a public offering (including, without limitation, to the extent customary, senior management attendance at due diligence meetings with the underwriters and their counsel and road shows) and shall enter into underwriting agreements containing usual and customary terms and conditions reasonably acceptable to the Company for such types of offerings.

            Section 9. Rule 144 Sales.

                  (a) The Company covenants that it will file the reports required to be filed by the Company under the Exchange Act, so as to enable any Holder to sell Registrable Shares pursuant to Rule 144 under the Securities Act or any similar rule or regulation hereafter adopted by the Commission.

                  (b) In connection with any sale, transfer or other disposition by any Holder of any Registrable Shares pursuant to Rule 144 under the Securities Act, the Company shall cooperate with such Holder to facilitate the timely preparation and delivery of certificates representing Registrable Shares to be sold and not bearing any Securities Act legend, and enable certificates for such Registrable Shares to be for such number of shares and registered in such names as the selling Holder may reasonably request at least two business days prior to any sale of Registrable Shares.

            Section 10. Miscellaneous.

                  (a) Governing Law. This Agreement shall be governed in all respects by the laws of the State of Maryland, without giving effect to the choice of law principles of such State. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in the city of Chicago for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

                  (b) Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subject matter hereof.

                  (c) Amendment; Waiver. No supplement, modification, waiver or termination of this Agreement shall be binding unless executed in writing by the party to be bound thereby. No course of action or dealing, renewal, release or extension of any provision of this Agreement or any related agreement, or single or partial exercise of any such provision, or delay, failure or omission on a Holder's part in enforcing any such provision shall affect the obligations of the Company or operate as a waiver of such provision or preclude any other or further exercise of such provision. No waiver by a Holder of any one or more defaults by the Company in the performance of any of the provisions of this Agreement or any related agreement shall operate or be construed as a waiver of any future default, whether of a like or different nature, and each such waiver shall be limited solely to the express terms and provisions of such waiver.

                  (d) Notices, etc. Each notice, demand, request, request for approval, consent, approval, disapproval, designation or other communication (each of the foregoing being referred to herein as a notice) required or desired to be given or made under this Agreement shall be given in writing and shall be deemed effectively given (a) upon personal delivery to the party to be notified,
(b) on the third business day after deposit with the United States Post Office, by registered or certified mail, postage prepaid, (c) on the next business day after dispatch via the overnight services of a nationally recognized overnight courier or (d) upon confirmation of transmission by facsimile, all addressed to the party to be notified at the address indicated for such party below, or at such other address as such party may designate by ten (10) business days' advance written notice to the other parties. Any notice or other communication required to be given hereunder to a Holder in connection with a registration may instead be given to the

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

designated representative of such Holder. Notices should be provided in accordance with this Section at the following addresses:

If to the Investor, to:

      Security Capital Preferred Growth Incorporated
      1 Bank One Plaza
      10 S. Dearborn St., Suite 1400
      Chicago, Illinois  60603
      Attn: David Rosenbaum
      Facsimile:  (312) 385-8333

      And

      Security Capital Preferred Growth Incorporated
      1 Bank One Plaza
      10 S. Dearborn St., Suite 1400
      Chicago, Illinois  60603
      Attn: Corporate Secretary
      Facsimile: (312) 385-8333

with a copy to:

      Mayer, Brown, Rowe & Maw LLP
      190 South LaSalle Street
      Chicago, Illinois  60603
      Attn:  Edward J. Schneidman, Esq.
      Facsimile: (312) 701-7711

If to the Company, to:

      Ashford Hospitality Trust, Inc.
      14185 Dallas Parkway, Suite 1100
      Dallas, TX 75254
      Attention: David A. Brooks
      Facsimile: (972) 490-9605

with a copy to:

      David Barbour, Esq.
      Andrews Kurth LLP
      1717 Main Street, Suite 3700
      Dallas, TX 75201
      Facsimile: (214) 659-4401

If to any assignee or transferee of the Investor, at such address or fax number as such assignee or transferee shall have furnished to the Company in writing.

                  (e) Counterparts. This Agreement may be executed in any number of counterparts, each of which may be executed by fewer than all of the parties hereto (provided that each party executes one or more counterparts), each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

                  (f) Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof, and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

                  (g) Section Titles. Section titles are for descriptive purposes only and shall not control or alter the meaning of this Agreement as set forth in the text.

                  (h) Successors and Assigns. This Agreement shall be binding upon the parties hreto and their respective successors and assigns.

                  (i) Remedies. Except as expressly provided to the contrary in this Agreement, the rights, obligations and remedies created by this Agreement are cumulative and in addition to any other rights, obligations, or remedies otherwise available under applicable law or in equity, including without limitation, specific performance and injunctive relief. Except as expressly provided herein, nothing herein shall be considered an election of remedies.

                  (j) Attorneys' Fees. If the Company or any Holder brings an action to enforce its rights under this Agreement, the prevailing party in the action shall be entitled to recover its costs and expenses, including, without limitation, reasonable attorneys' fees, incurred in connection with such action, including any appeal of such action.

                  (k) Rules of Construction. The following rules shall apply to the construction and interpretation of this Agreement:

            (i) Singular words shall connote the plural number as well as the singular and vice versa, and the masculine shall include the feminine and the neuter.

            (ii) All references in this Agreement to particular articles, sections, subsections, clauses or exhibits are references to articles, sections, subsections, clauses or exhibits of this Agreement.

            (iii) The headings contained in this Agreement are solely for convenience of reference and shall not constitute a part of this Agreement nor shall they affect its meaning, construction or effect.

            (iv) Any reference to a party shall include a reference to such party's successors and permitted assigns.

            (v) Each party hereto and its counsel have reviewed and revised (or requested revisions of) this Agreement and have participated in the preparation of this Agreement, and therefore any usual rules of construction requiring that ambiguities are to be resolved against a particular party shall not be applicable in the construction and interpretation of this Agreement or any exhibits to this Agreement.

            (vi) The word "will" means "shall," and the word "shall" means
      "will."

                  (l) Signatory Exculpation. The signatories for the Company and the Investor are executing this Agreement in their capacity as representatives of the Company and the Investor, respectively, and not individually and, therefore, shall have no personal or individual liability of any kind in connection with this Agreement or the transactions contemplated hereby.

                            [signature page follows]

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                     ASHFORD HOSPITALITY TRUST, INC.

                                     By:________________________________________
                                     Name:______________________________________
                                     Title:_____________________________________

                                     SECURITY CAPITAL PREFERRED GROWTH
                                     INCORPORATED

                                     By:________________________________________
                                     Name: _____________________________________
                                     Title: ____________________________________

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